SUNAMERICA SERIES TRUST
Worldwide High Income Portfolio

Procedures Pursuant to Rule 10f-3
For the quarter ended February 28, 1997


(1)  Name of Underwriters Merrill Lynch, JP Morgan,
(2)  Deutsche Morgan Grenfell
(see prospectus attached) SBC Warburg, CSFB, Chase
Securities, Inc. Goldman
Sachs & Co., Lehman Bros., Salomon Bros. Inc., Midland
Bank PLC, UBS Securities Ltd., Morgan Stanley & Co
(member of selling group)

 (2) Name of Issuer Republic of Argentina

 (3) Title of Security 11 3/8% Bonds due January 30,
 2017

 (4) Date of First Offering January 22, 1997

 (5) Amount of Total Offering $2,000,000,000

 (6) Unit Price 99.42

 (7) Underwriting Spread or Commission 1.00%

 (8) Rating S&P: NR, Moody's: B1

 (9) Maturity Date January 30, 2017

(10) Current Yield 10.69%

(11) Yield to Maturity 10.59%

(12) Subordination Features none

(13) Nature of issuing Political Government
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue

(14) Total Par Value of Bonds Purchased $1,250,000

(15) Dollar Amount of Purchases $1,242,700

(16) Number of Shares Purchased $1,250.00 (face value)

(17) Years of Continuous Operation not applicable

(18) Percentage of Offering Purchased 0.06% by Portfolio

(19) Percentage of Offering Purchased by 2.51% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any Subadviser

(20) Sum of (18) and (19) 2.58%

(21) Percentage of Portfolio Assets 2.16%
Applied to Purchase

(22) Name(s) of Underwriter(s) or JP Morgan
Dealer(s) from whom Purchased

(23) Is the Adviser, any Subadviser no
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?


SUNAMERICA SERIES TRUST
Worldwide High Income Portfolio

Procedures Pursuant to Rule 10f-3
For the quarter ended February 28, 1997


(1)  Name of Underwriters Goldman Sachs & Co.,
Citiciop Securities, BT Securities
ING Barings, KDB Asia Ltd., Lehman Bros., JP Morgan
Morgan Stanley & Co., Worldsec Corporate Finance Ltd.
(member of selling group)

 (2) Name of Issuer Phillipines Long Distance telephone Co.

(3)  Title of Security U.S. $300,000,000 8.35% due 2017

 (4) Date of First Offering February 25, 1997

 (5) Amount of Total Offering $300,000,000

 (6) Unit Price 99.624

 (7) Underwriting Spread or Commission 1.0%

 (8) Rating Moody's: Ba2, S&P: BB+

 (9) Maturity Date March 6, 2017

(10) Current Yield 8.38%

(11) Yield to Maturity 8.49%

(12) Subordination Features none

(13) Nature of issuing Political 	none
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue

(14) Total Par Value of Bonds Purchased $2,000,000

(15) Dollar Amount of Purchases $1,992,480

(16) Number of Shares Purchased $2,000,000 (face value)

 (17) Years of Continuous Operation 69 years

(18) Percentage of Offering Purchased 0.67% by Portfolio

(19) Percentage of Offering Purchased by 2.33% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any Subadviser

(20) Sum of (18) and (19) 3.00%

(21) Percentage of Portfolio Assets 2.70%
Applied to Purchase

(22) Name(s) of Underwriter(s) or Goldman Sachs
Dealer(s) from whom Purchased

(23) Is the Adviser, any Subadviser yes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?



SUNAMERICA SERIES TRUST
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3
For the quarter ended May 31, 1997


(1)  Name of Underwriters Goldman Sachs & Co., Dean
Witter Reynolds Inc.
Merrill Lynch, Morgan Stanley & Co.,
Smith Barney

 (2) Name of Issuer Hartford Life

 (3) Title of Security Hartford Life

 (4) Date of First Offering May 21, 1997

 (5) Amount of Total Offering 2300000 shares

 (6) Unit Price 28.25

 (7) Underwriting Discount $1.620

 (8) Rating not applicable

 (9) Maturity Date not applicable

(10) Current Yield not applicable

(11) Yield to Maturity not applicable

(12) Subordination Features not applicable

(13) Nature of issuing Political not applicable
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue

(14) Total Par Value of Bonds Purchased not applicable

(15) Dollar Amount of Purchases $429,400.00

(16) Number of Shares Purchased 15200

(17) Years of Continuous Operation the company has been in continuous operation for greater than 3 years

(18) Percentage of Offering Purchased 0.661% by Portfolio

(19) Percentage of Offering Purchased by 1.4133% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any Subadviser

(20) Sum of (18) and (19) 1.4794%

(21) Percentage of Portfolio Assets 0.1073%
Applied to Purchase

(22) Name(s) of Underwriter(s) or Conning, Dean
Witter, Merrill Lynch
Dealer(s) from whom purchased Morgan Stanley, Sanford
Bernstein,
& Smith Barney

(23) Is the Adviser, any Subadviser yes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?

(24)  Were Purchases Designated no
as Group Sales or otherwise
allocated to Goldman, Sachs & Co.


SUNAMERICA SERIES TRUST
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3
For the quarter ended May 31, 1997


Name of Underwriters Credit Suisse First Boston,
Merrill Lynch &
Morgan Stanley & Co.

 (2) Name of Issuer Nationwide Financial Services

 (3) Title of Security Nationwide Financial Svcs Com

 (4) Date of First Offering Mar 05, 1997

 (5) Amount of Total Offering 20540000 shares

 (6) Unit Price 23.50

 (7) Underwriting Discount $1.230

 (8) Rating not applicable

 (9) Maturity Date not applicable

(10) Current Yield not applicable

(11) Yield to Maturity not applicable

(12) Subordination Features not applicable

(13) Nature of issuing Political not applicable
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue

(14) Total Par Value of Bonds Purchased not applicable

(15) Dollar Amount of Purchases $354,850.00

(16) Number of Shares Purchased 15100

(17) Years of Continuous Operation the company has been in continuous operation for greater than 3 years

(18) Percentage of Offering Purchased 0.0735% by Portfolio

(19) Percentage of Offering Purchased by 0.2916% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any Subadviser

(20) Sum of (18) and (19) 0.3651%

(21) Percentage of Portfolio Assets 0.094%
Applied to Purchase

(22) Name(s) of Underwriter(s) or Conning, First Boston, Merrill Lynch Dealer(s) from whom purchased & Morgan Stanley

(23) Is the Adviser, any Subadviser no
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?

(24)  Were Purchases Designated no
as Group Sales or otherwise
allocated to Goldman, Sachs & Co.


SUNAMERICA SERIES TRUST
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3
For the quarter ended May 31, 1997


Name of Underwriters JP Morgan & Co., Goldman Sachs &
Co., Lehman
Brothers, Salomon Brsothers Inc. & Smith Barney

 (2) Name of Issuer Hertz

 (3) Title of Security Hertz Corporation

 (4) Date of First Offering April 25, 1997

 (5) Amount of Total Offering 20010000 shares

 (6) Unit Price 24.00

 (7) Underwriting Discount $1.260

 (8) Rating not applicable

 (9) Maturity Date not applicable

(10) Current Yield not applicable

(11) Yield to Maturity not applicable

(12) Subordination Features not applicable

(13) Nature of issuing Political not applicable
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue

(14) Total Par Value of Bonds Purchased not applicable

(15) Dollar Amount of Purchases $760,800.00

(16) Number of Shares Purchased 31700

(17) Years of Continuous Operation the company has been in continuous operation for greater than 3 years

(18) Percentage of Offering Purchased 0.1584% by Portfolio

(19) Percentage of Offering Purchased by 0.8431% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any Subadviser

(20) Sum of (18) and (19) 1.0015%

(21) Percentage of Portfolio Assets 0.2059%
Applied to Purchase

(22)  Name(s) of Underwriter(s) or JP Morgan, Smith
Barney Inc. &
Dealer(s) from whom purchased Lehman Brothers

(23) Is the Adviser, any Subadviser yes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?

(24)  Were Purchases Designated no
as Group Sales or otherwise
allocated to Goldman, Sachs & Co.

SUNAMERICA SERIES TRUST
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3
For the quarter ended May 31, 1997


Name of Underwriters Salomon Brothers Inc., Goldman
Sachs & Co., Merrill
Lynch & Co., Morgan Stanley & Co. and PaineWebber

 (2) Name of Issuer Owens Illinois Inc

 (3) Title of Security Owens Illinois

 (4) Date of First Offering May 12, 1997

 (5) Amount of Total Offering 14750000 shares

 (6) Unit Price 28.50

 (7) Underwriting Discount $1.030

 (8) Rating not applicable

 (9) Maturity Date not applicable

(10) Current Yield not applicable

(11) Yield to Maturity not applicable

(12) Subordination Features not applicable

(13) Nature of issuing Political not applicable
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue

(14) Total Par Value of Bonds Purchased not applicable

(15) Dollar Amount of Purchases $1,604,550.00

(16) Number of Shares Purchased 56300
(17) Years of Continuous Operation the company has been in continuous operation for greater than 3 years

(18) Percentage of Offering Purchased 0.3817% by Portfolio

(19) Percentage of Offering Purchased by 2.3302% other Portfolios of the Trust and other Investment Companies advised by the Adviser or any Subadviser

(20) Sum of (18) and (19) 2.7119%

(21) Percentage of Portfolio Assets 0.4042%
Applied to Purchase

(22) Name(s) of Underwriter(s) or First Boston, Lehman
Brothers, Paine Webber
Dealer(s) from whom purchased Morgan Stanley  &
Salomon Brothers

(23) Is the Adviser, any Subadviser yes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?

(24)  Were Purchases Designated no
as Group Sales or otherwise
allocated to Goldman, Sachs & Co.